INVESCO STOCK FUNDS, INC.

                Supplement to Prospectus Dated February 28, 2002

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the first and third paragraphs and (2) substitute the following paragraphs, respectively, in their place:

      The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

      FUND                    PORTFOLIO MANAGER(S)

      Dynamics                Timothy J. Miller

      INVESCO Endeavor        Trent E. May

      Growth                  Team Managed

      Growth & Income         Fritz Meyer
                              Trent E. May

      Small Company Growth    Stacie L. Cowell

      Value Equity            Charles P. Mayer

      S & P 500 Index         World Asset Management

      TRENT E. MAY, a senior vice president of INVESCO, is the portfolio manager of INVESCO Endeavor Fund and a co-portfolio manager of Growth & Income Fund. Before joining INVESCO in 1996, Trent was with Munder Capital Management and SunBank Capital Management. He is a CFA charterholder. Trent holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

The section of the Prospectus entitled "Portfolio Managers" is amended to (1) delete the fifth paragraph in its entirety and (2) add the following paragraph after the seventh paragraph:

      Team management is primarily responsible for the day-to-day management of the Growth Fund's portfolio holdings. When we refer to Team Management without naming individual portfolio managers, we mean a system by which INVESCO's Large-Cap Growth Management Investment Team, for this purpose consisting of several members of the growth team including Timothy J. Miller, Fritz Meyer, and Peter M. Lovell, sets allocation of Fund assets and risk controls.

The date of this Supplement is March 18, 2002.